THE ROXBURY FUNDS
ALL-CAP FUND
INSTITUTIONAL SHARES
SUPPLEMENT DATED JULY 23, 2009
TO THE PROSPECTUS DATED NOVEMBER 1, 2008
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED NOVEMBER 1, 2008
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUS AND SAI.
          On July 23, 2009, the Board of Trustees of the Roxbury Funds (the “Board”) approved a proposal to liquidate the Roxbury All-Cap Fund (the “Fund”) effective September 25, 2009 (the “Liquidation Date”). Accordingly, effective immediately the Fund will no longer accept purchases, other than purchases through 401k plans. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund may begin to sell its portfolio holdings in exchange for commercial paper, money market instruments or cash equivalents. You may redeem or exchange shares on any business day prior to the Liquidation Date by contacting us directly by mail, The Roxbury Funds, c/o PNC Global Investment Servicing Inc., P.O. Box 9814 Providence, RI 02940. If you invest through a financial consultant, securities broker, dealer or benefit plan administrator, you should contact the consultant, securities broker, dealer or benefit plan administrator for more information on how to redeem or exchange your shares. Shortly before the Liquidation Date, the Fund will suspend all redemptions and exchanges in order to facilitate an orderly liquidation. If you still hold shares of the Fund as of the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account within 14 days. The sale, exchange or liquidation of your shares will generally be a taxable event. If you are invested in the Fund through an individual retirement account or section 401(k) plan, special distribution and transfer rules may apply (including special tax withholding rules). There may be adverse tax consequences if these rules are not followed. You should consult your personal tax advisor concerning your particular tax situation.
     PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE